PROSPECTUS
----------

                         THE |
                       ALGER |  75 Maiden Lane
                    AMERICAN |  New York, New York 10038
                        FUND |  (800) 992-FUND (992-3863)




                   ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
================================================================================

       The Alger American Fund (the "Fund") is a registered investment company--a mutual fund--that presently offers interests in six portfolios. This Prospectus sets forth information about the Alger American Income and Growth Portfolio (the "Portfolio"). The Portfolio seeks primarily to provide a high level of dividend income by investing primarily in a diversified, actively managed portfolio of dividend paying equity securities, and, to a lesser extent, in money market instruments and repurchase agreements. Capital appreciation is a secondary objective of the Portfolio.

       Shares of the Portfolio are offered as a pooled funding vehicle for insurance companies writing all types of variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") and are also offered directly to qualified pension and retirement plans (the "Plans"). See "Alger American Income and Growth Portfolio."

       SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

       This Prospectus, which should be retained for future reference, contains important information that you should know before investing. Please read it along with the prospectuses issued by the insurance companies with respect to the VA contracts and VLI policies or with the Plan documents. A "Statement of Additional Information" dated May 1, 1997 containing further information about all the portfolios of the Fund, including the Portfolio, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge by contacting the Fund at the address or phone number above.



    FRED ALGER |                                   FRED ALGER |
    MANAGEMENT |  INVESTMENT MANAGER                & COMPANY |  DISTRIBUTOR
          INC. |                                 INCORPORATED |


--------------------------------------------------------------------------------
         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                  ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                        REPRESENTATION TO THE CONTRARY IS
                               A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                  MAY 1, 1997

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                                    CONTENTS
                                                                            Page
                                                                            ----

Portfolio Expenses .......................................................   iii

Financial Highlights ......................................................   iv

Alger American Income & Growth Portfolio ...................................   1

Participating Insurance Companies and Plans ................................   1

Investment Objective and Policies ..........................................   1

Investment Practices .......................................................   2

Management of the Fund .....................................................   2

Net Asset Value ............................................................   4

Purchases and Redemptions ..................................................   4

Dividends and Distributions ................................................   4

Taxes ......................................................................   5

Performance ................................................................   5

Investor and Shareholder Information .......................................   5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PORTFOLIO EXPENSES

     The Table below is designed to assist you in understanding the various costs and expenses that you will bear as a shareholder. THE TABLE DOES NOT REFLECT CHARGES AND DEDUCTIONS WHICH ARE, OR MAY BE, IMPOSED UNDER THE VA CONTRACTS, VLI POLICIES OR PLANS; SUCH CHARGES AND DEDUCTIONS ARE DESCRIBED IN THE PROSPECTUS FOR THE VA CONTRACT OR VLI POLICY ACCOMPANYING THIS PROSPECTUS OR IN THE PLAN DOCUMENTS.

     The Example below shows the amount of expenses you would pay on a $1,000 investment in the Portfolio. These amounts assume the reinvestment of all dividends and distributions and payment by the Portfolio of operating expenses as shown in the Table under Annual Portfolio Operating Expenses. The Example is an illustration only and actual expenses may be greater or less than those shown.


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases .................................   None

Maximum Sales Load Imposed on Reinvested Dividends .....................    None

Deferred Sales Load ....................................................    None

Redemption Fees ........................................................    None

Exchange Fees ..........................................................    None


ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees ........................................................   .625%

12b-1 Fees .............................................................     --

Other Expenses .........................................................   .185%
                                                                            ----
Total Portfolio Operating Expenses .....................................   .810%
                                                                           ====

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

One Year ...............................................................    $  8

Three Years ............................................................      26

Five Years .............................................................      45

Ten Years ..............................................................     100

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

     The Financial Highlights for the years ended December 31, 1990 through 1996 have been audited by Arthur Andersen LLP, the Fund's independent public accountants. This information should be read in conjunction with the financial statements of the Fund as contained in its Statement of Additional Information. The Financial Highlights, with the exception of the total return information, for the periods ended December 31, 1989 and 1988 have been audited by other independent accountants, who have expressed an unqualified opinion thereon. The Fund's Annual Report contains additional performance information and is available upon request and without charge by contacting the Fund at (800) 992-3863.


THE ALGER AMERICAN FUND
INCOME AND GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                      YEAR ENDED DECEMBER 31,
                              ------------------------------------------------------------------------------------------------------
                                  1996           1995          1994       1993       1992      1991     1990     1989      1988(ii)
                              --------       --------      --------   --------   --------   -------  -------  -------      --------
Net asset value,
  beginning of year ......   $   17.79       $  13.30      $  15.31   $  13.93   $  13.08   $ 10.67  $ 10.74   $10.00     $10.00
                             ---------       --------      --------   --------   --------   -------  -------   ------     ------
Net investment income ....        0.09(iii)      0.11(iii)     0.17       0.07       0.08      0.09     0.11     0.18       0.10
Net realized and
  unrealized
  gain (loss)
  on investments .........        1.87           4.54         (1.47)      1.37       1.02      2.41    (0.08)    0.56     -
                             ---------       --------      --------   --------   --------   -------  -------   ------     ------
Total from investment
  operations .............        1.96           4.65         (1.30)      1.44       1.10      2.50     0.03     0.74       0.10
                             ---------       --------      --------   --------   --------   -------  -------   ------     ------
Dividends from net
  investment income ......       (0.33)         (0.16)        (0.15)     (0.06)     (0.12)    (0.09)   (0.10)      --       (0.10)
Distributions from net
  realized gains .........      (11.00)            --         (0.56)        --      (0.13)       --       --       --         --
                             ---------       --------      --------   --------   --------   -------  -------   ------     ------
  Total Distributions ....      (11.33)         (0.16)        (0.71)     (0.06)     (0.25)    (0.09)   (0.10) --           (0.10)
                             ---------       --------      --------   --------   --------   -------  -------   ------     ------
Net asset value,
   end of year               $    8.42       $  17.79      $  13.30   $  15.31   $  13.93   $ 13.08  $ 10.67   $10.74     $10.00
                             =========       ========      ========   ========   ========   =======  =======   ======     ======
Total Return .............       19.68%         35.13%        (8.28%)    10.34%      8.64%    23.51%    0.28%    7.40%(i)   0.95%(i)
                             =========       ========      ========   ========   ========   =======  =======   ======     ======
Ratios and
  Supplemental Data:
  Net assets,
   end of year
    (000's omitted) ......   $  20.910       $  8.639      $ 29.135   $ 31.895   $  8.671   $ 2.663  $   436   $   98     $   28
                             =========       ========      ========   ========   ========   =======  =======   ======     ======

  Ratio of expenses to
    average net assets ...        0.81%          0.75%         0.75%      0.97%      1.25%     1.25%    1.25%    1.25%      1.25%
                             =========       ========      ========   ========   ========   =======  =======   ======     ======
  Decrease reflected
    in above expense
    ratios due to
    expense
    reimbursements .......          --             --            --         --       0.01%     0.66%    5.41%   23.72%     20.26%
                             =========       ========      ========   ========   ========   =======  =======   ======     ======
  Ratio of net
    investment
    income to average
    net assets ...........        0.94%          0.61%         1.22%      1.51%      1.62%     2.54%    3.61%    7.36%      7.30%
                             =========       ========      ========   ========   ========   =======  =======   ======     ======
  Portfolio
    Turnover Rate ...           121.60%        164.05%       177.97%    105.80%    100.62%    61.11%   56.90%      --         --
                             =========       ========      ========   ========   ========   =======  =======   ======     ======
Average Commission
  Rate Paid ..............   $   .0728
                             =========

  (i) Unaudited.
 (ii) For the period November 15, 1988  (commencement of operations) to
      December 31, 1988. Ratios have been annualized; total return has not been annualized.
(iii) Amount was computed based on average shares outstanding during the period.

--------------------------------------------------------------------------------

                              ALGER AMERICAN INCOME
                              AND GROWTH PORTFOLIO

    The Portfolio is designed to permit insurance companies that issue VA contracts and VLI policies to offer contract and policy holders the opportunity to participate in the performance of the Portfolio. The Portfolio may also be a funding vehicle for Plans which elect to make the Portfolio an investment option for Plan participants.

    The Fund is a diversified, open-end management investment company that offers a selection of six portfolios, each having distinct investment objectives and policies. The Fund's Board of Trustees may establish additional portfolios at any time.

                             PARTICIPATING INSURANCE
                               COMPANIES AND PLANS

    The Portfolio is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies") and Plans. Individuals cannot invest in the Portfolio directly but may do so only through a VA contract or VLI policy or a Plan. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI Policies arising from the fact that the interests of the holders of VA contracts and VLI policies may differ, that the Participating Insurance Companies may not be affiliated with each other or that the Portfolio may offer its shares to Plans. Nevertheless, the Fund's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Participating Insurance Company separate accounts or Plans might withdraw its investment in the Portfolio, which may cause the Portfolio to sell portfolio securities at disadvantageous prices. The VA contracts and VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies, and the Plans are described in the Plan documents made available by the Plan sponsors. The Fund assumes no responsibility for such prospectuses or Plan documents.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives of the Portfolio and the investment restrictions summarized in the next paragraph are fundamental which means that they may not be changed without shareholder approval. All investment policies and practices described elsewhere in this Prospectus, and not explicitly identified as fundamental, are not fundamental, so the Fund's Board of Trustees may change them without shareholder approval. There is no guarantee that the Portfolio's objectives will be achieved.

    As a matter of fundamental policy, the Portfolio will not: (1) with respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer, except for obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); (2) own more than 10% of the outstanding voting securities of any company, (3) invest more than 10% of its net assets in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market;
(4) invest more than 25% of its total assets in any one industry, except for U.S. Government securities; (5) borrow money or pledge its assets, except that it may borrow or pledge its assets in an amount up to 10% of its total assets for temporary or emergency purposes. The Statement of Additional Information contains additional investment restrictions.

    The primary investment objective of the Portfolio is to provide a high level of dividend income. Capital appreciation is a secondary objective of the Portfolio. Except during temporary defensive periods, the Portfolio attempts to invest 100%, and it is a fundamental policy of the Portfolio to invest at least 65%, of its total assets in dividend paying equity securities. In selecting among dividend paying equity securities, Fred Alger Management, Inc. ("Alger Management") will favor securities it believes also offer opportunities for capital appreciation. The Portfolio may invest up to 35% of its total assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods.


IN GENERAL

    The Portfolio seeks to achieve its objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objectives or to meet redemptions, it may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

    Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Smaller, newer issuers may have limited product lines, markets or financial resources and may lack management depth. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the Portfolio may not be appropriate for all investors.


                              INVESTMENT PRACTICES

    The Portfolio may use the investment strategies and invest in the types of securities described below, which may involve certain risks. The Statement of Additional Information contains more detailed information about these practices and information about other investment practices of the Portfolio.


REPURCHASE AGREEMENTS

    In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of a bankruptcy or default of the other party to the repurchase agreement, the Portfolio could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Portfolio might incur a loss if the value of the collateral held declines during this period.


ILLIQUID AND RESTRICTED SECURITIES

    An investment may be illiquid because of the absence of an active trading market, making it difficult to sell promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Portfolio may purchase securities eligible for resale under Rule 144A of the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers. Under the policies and procedures established by the Fund's Board of Trustees, Alger Management determines the liquidity of the Portfolio's Rule 144A investments.

LENDING OF PORTFOLIO SECURITIES

    In order to generate income and to offset expenses, the Portfolio may lend portfolio securities with a value up to 331/3% of the Portfolio's total assets to brokers, dealers and other financial organizations. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. Default by the borrower could result in delays, costs and/or losses in disposing of the collateral or recovering the loaned securities and, should the borrower fail financially, possible loss of rights in the collateral.

FOREIGN SECURITIES

    The  Portfolio  may  invest  up to  20%  of  its  total  assets  in  foreign securities. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Portfolio to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

    The Portfolio may purchase American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), or U.S. dollar-denominated securities of foreign issuers, none of which are included in the 20% foreign securities limitation. ADRs and ADSs are traded in the U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.


OTHER INVESTMENTS

    In addition to the securities and investment techniques listed above, the Portfolio may invest in bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, and variable rate master demand notes. See "Investment Objectives and Policies" in the Statement of Additional Information.


PORTFOLIO TURNOVER

    Portfolio changes will generally be made without regard to the length of time a security has been held or whether a sale would result in a profit or loss. Increased portfolio turnover will have the effect of increasing the Portfolio's brokerage and custodial expenses.


                             MANAGEMENT OF THE FUND

ORGANIZATION

    The Fund was organized on April 6, 1988 as a multi-series Massachusetts business trust. The Fund offers an unlimited number of shares of six series, representing the shares of the Fund's portfolios, including the Portfolio.

    Although the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust. Shareholders of the Portfolio may vote only on matters that affect the Portfolio.

    Under normal circumstances, other than the shares issued to Fred Alger & Company, Incorporated ("Alger Inc.") in connection with its creation and initial capitalization, the Fund intends to distribute shares of the Portfolio only to Participating Insurance Companies and Plans, so that only Participating Insurance Companies and their separate accounts and Plans will be considered shareholders of the Portfolio. Although the Participating Insurance Companies and their separate accounts and the Plans are the shareholders or investors, the Participating Insurance Companies will pass through voting rights to their VA contract and VLI policy holders. Plan sponsors may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a discussion of the voting rights, please refer to the Participating Insurance Companies' prospectuses or the Plan documents.

    When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a portfolio of the Fund is required on any matter affecting the portfolio on which shareholders are entitled to vote, such as approval of a portfolio's agreement with Alger Management. Shareholders of one portfolio are not entitled to vote on a matter that does not affect that portfolio but that does require a separate vote of the other portfolios. There normally will be no annual meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office on the vote of shareholders holding at least two-thirds of the Fund's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting on the written request of shareholders holding at least 10% of the Fund's outstanding shares.


BOARD OF TRUSTEES

    The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. The Statement of Additional Information contains general background information about each Trustee and officer of the Fund.


INVESTMENT MANAGER

    Alger Management is the Fund's investment manager and is responsible for the overall administration of the Fund, subject to the supervision of the Board of Trustees. Alger Management makes investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that the Fund's distributor, Alger Inc., an affiliate of Alger Management, will serve as the Fund's broker in effecting substantially all of the Portfolio's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Portfolio and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser.

    Alger Management has been in the business of providing investment advisory services since 1964 and, as of March 31, 1997, had approximately $6.4 billion under management, $4.9 billion in mutual fund accounts and $1.5 billion in other advisory accounts. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.


PORTFOLIO MANAGERS

    David D. Alger, Seilai Khoo and Ronald Tartaro are primarily responsible for the day-to-day management of the Portfolios of the Fund. Mr. Alger has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995. Ms. Khoo has been employed by Alger Management as a senior research analyst since 1989 and as a Senior Vice President since 1995. Mr. Tartaro has been employed by Alger Management as a senior research analyst since 1990 and as a Senior Vice President since 1995. Mr. Alger, Ms. Khoo and Mr. Tartaro also serve as portfolio managers for other mutual funds and investment accounts managed by Alger Management.

    Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 992-3863.


FEES

    The Portfolio pays Alger Management a management fee computed daily and paid monthly at an annual rate of .625% of the value of the Portfolio's average daily net assets.

    From time to time Alger Management or its affiliates may compensate insurance companies or their affiliates whose customers hold shares of the Portfolio for providing a variety of record-keeping, administrative, marketing and/or shareholder support services. This compensation, which may be paid at a rate of up to .30% of the net asset value of shares held by those customers, will be paid from Alger Management's own resources and not from the assets of the Portfolio.


EXPENSES

    The Portfolio pays expenses related to its daily operations, such as management fees, brokerage fees, custodian fees, Trustees' fees, transfer agency fees and legal and auditing costs. Alger Management has agreed to reimburse the Portfolio to the extent that its annual operating expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed 1.25% of its average daily net assets for any fiscal year. In addition, from time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of the Portfolio while retaining the ability to be reimbursed by the Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be. More information about the Portfolio's investment management agreement and other expenses paid by the Portfolio is included in the Statement of Additional Information.

    The Statement of Additional Information contains information about the Fund's brokerage policies and practices.

DISTRIBUTOR

    Alger Inc. serves as the Fund's distributor and also distributes the shares of other mutual funds managed by Alger Management.

TRANSFER AGENT

    Alger Shareholder Services, Inc., an affiliate of Alger Management, serves as transfer agent for the Fund.



                                 NET ASSET VALUE

    The price of one share of the Portfolio is its "net asset value." The net asset value is computed by adding the value of the Portfolio's investments plus cash and other assets, deducting liabilities and then dividing the result by the number of its shares outstanding. The net asset value of the Portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange ("NYSE") is open.


                            PURCHASES AND REDEMPTIONS

    Contract or policy holders or Plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio's shares. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Portfolio based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the VA contracts and VLI policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA contracts and VLI Policies. Plan trustees purchase and redeem Portfolio shares. Plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their Plan. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.

    Orders for shares of the Portfolio received by the Fund or the Fund's transfer agent are effected on days on which the NYSE is open for trading. For orders received before the close of regular trading on the NYSE, purchases and redemptions of the shares of the Portfolio are effected at the net asset value per share determined as of the close of regular trading on the NYSE on the same day. Orders received after the close of regular trading on the NYSE are effected at the next calculated net asset value. See "Net Asset Value." All orders for the purchase of shares are subject to acceptance or rejection by the Fund. Payment for redemptions will be made by the Fund's transfer agent on behalf of the Fund and the Portfolio within seven days after the request is received. Neither the Fund nor the Portfolio assesses any fees, either when it sells or when it redeems the Portfolio's shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA contracts or VLI policies. These fees should be described in the Participating Insurance Companies' prospectuses. Any charges assessed by the Plans should be described in the Plan documents.

    Under unusual circumstances, shares of a Portfolio may be redeemed "in kind", which means that the redemption proceeds will be paid with securities which are held by the Portfolio. Please refer to the Statement of Additional Information for more details.


                           DIVIDENDS AND DISTRIBUTIONS

    Dividends and distributions will be automatically reinvested at net asset value on the payment date for each shareholder's account in additional shares of the Portfolio or, in the case of VA contracts and VLI policies, will be paid in cash at the election of the Participating Insurance Company. Any dividends of the Portfolio will be declared and paid annually. Distributions of any net realized capital gains earned by the Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned. Participating Insurance Companies and Plans will be informed about the amount and character of dividends and distributions from the Portfolio for federal income tax purposes.

                                      TAXES

    The Fund intends that the Portfolio will qualify separately as a "regulated investment company" (within the meaning of the Internal Revenue Code of 1986, as amended) for each taxable year. If so qualified, and providing certain distribution requirements are met, the Portfolio will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

    Dividends paid from net investment income and distributions of net realized short-term capital gains are treated as ordinary income earned by the shareholders of the Portfolio. Distributions of net long-term capital gains are treated as such by shareholders for federal income tax purposes. Federal income taxation of separate accounts of life insurance companies, VA contracts, VLI policies and of the Plans is discussed in the prospectuses of the Participating Insurance Companies and in the Plan documents. With respect to participants in the Plans, dividends from net investment income and net realized capital gains will ordinarily not be subject to taxation until such dividends are distributed to such participants from their Plan accounts.

                                   PERFORMANCE

    All performance figures are based on historical earnings and are not intended to indicate future performance.

    The Portfolio may include quotations of its "total return" and/or "yield" in advertisements or reports to shareholders or prospective investors. BOTH "TOTAL RETURN" AND/OR "YIELD" FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Total return figures show the aggregate or average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent 1, 5 and 10 year periods, and may be given for other periods as well (such as from commencement of the Portfolio's operations, or on a year-by-year basis). The Portfolio may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in Portfolio share prices and assuming reinvestment of dividends and distributions) as well as "actual annual" and "annualized" total return figures. Total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions). "Total return" and "yield" for the Portfolio will vary based on changes in market conditions. In addition, since the deduction of the Portfolio's expenses is reflected in the total return and yield figures, "total return" and "yield" will also vary based on the level of the Portfolio's expenses.

    The Statement of Additional Information further describes the method used to determine the yields and total return figures. Current yield and/or total return quotations may be obtained by contacting the Fund.

    The actual return to a holder of a VA contract or VLI policy will also be affected by charges imposed by the separate accounts of Participating Insurance Companies or, in the case of Plan participants, by any charges imposed under the Plan.


                            INVESTOR AND SHAREHOLDER
                                   INFORMATION

    Investors and shareholders may contact the Fund toll-free at (800) 992-3863 for further information regarding the Fund and the Portfolio, including current performance quotations, as well as for assistance in obtaining a Statement of Additional Information which is hereby incorporated by reference. Holders of VA contracts or VLI policies issued by Participating Insurance Companies and participants in Plans for which shares of the Portfolio are the investment vehicle may receive from the Participating Insurance Companies or Plan sponsor unaudited semi-annual financial statements and year-end financial statements audited by the Fund's independent public accountants. Each report will show the investments owned by the Portfolio and the market values of the investments and will provide other information about the Portfolio and its operations. The Fund's Annual Report contains additional performance information and is available upon request and without charge by contacting the Fund at the toll-free number listed above.

                         THE |
                       ALGER |  MEETING THE CHALLENGE
                    AMERICAN |  OF INVESTING
                        FUND |



NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING OF THE PORTFOLIO'S SHARES, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.


              ----------------------------------------------------


INVESTMENT MANAGER:
Fred Alger Management, Inc.
75 Maiden Lane
New York, New York 10038

DISTRIBUTOR:
Fred Alger & Company,
Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

TRANSFER AGENT:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

INDEPENDENT PUBLIC ACCOUNTANTS:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105

COUNSEL:
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176